SCHWAB ONESOURCE ANNUITY®

Supplement dated October 20, 2014
to the Prospectus
dated May 1, 2014
for the Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

Effective September 30, 2104, the Schwab OneSource Annuity will no longer be offered for sale. Existing Owners, however, may continue to make additional Contributions as permitted under the Contract. Accordingly, the first paragraph under the heading "Overview" on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

"This Prospectus describes the Schwab OneSource Annuity®, formerly the Schwab Signature Annuity (the “Contract”) — a flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Effective September 30, 2014, this Contract is no longer issued to new purchasers. Even though the Contract is no longer offered for sale, you may make additional Contributions as permitted under your Contract. Prior to September 30, 2014, Great-West Life & Annuity Insurance Company (“we,” “us,” “Great-West” or “GWL&A”) issued the Contract either on a group basis or as individual contracts. Participants in the group contract were issued a certificate showing an interest under the group contract. Both will be referred to as “Contract” throughout this Prospectus. The group Contract was previously offered to: (a) customers of Charles Schwab & Co., Inc. (“Schwab”); and (b) individuals who have entered into a contract to receive advisory services from independent investment advisors that have an existing contractual relationship with Schwab."

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Effective immediately, the definition of “Payout Commencement Date” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

“Payout Commencement Date-The date on which annuity payouts or periodic withdrawals begin under a payout option. If you do not indicate a Payout Commencement Date on your application or at any time thereafter, annuity payouts will begin on the Annuitant's 99th birthday.”

In addition, effective immediately, the first paragraph under the heading “Annuity Payouts” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

“You can choose the date that you wish annuity payouts to start either when you purchase the Contract or at a later date. If you do not select a Payout Commencement Date, payouts will begin on the Annuitant's 99th birthday. You can change your selection at any time up to 30 days before the annuity date that you have selected.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2014. Please keep this supplement for future reference.